SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 30, 2000


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)


    Delaware                      0-24848                         75-2559089
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 (State or other            (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation                                                      Number)


1200 South Beckham Avenue, Tyler, Texas                           75701-3319
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:             (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item  2.     Acquisition or Disposition of Assets.

     On June 30, 2000, East Texas Financial Services, Inc. ("East Texas") completed its acquisition of Gilmer Financial Services, Inc. ("Gilmer"). The merger was consummated pursuant to an Agreement and Plan of Merger, dated as of November 15, 1999, as amended as of April 25, 2000. The consideration for the Merger was determined by arms-length negotiations between the parties. East Texas financed the acquisition with FHLB borrowings under existing lines of credit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of businesses acquired.

               It is impracticable, as of the date hereof, to provide the financial statements required by Form 8-K. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but in no event later than September 13, 2000.

     (b)       Pro forma financial information

               It is impracticable, as of the date hereof, to provide the pro forma financial information required by Form 8-K. Such pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but in no event later than September 13, 2000.

     (c)       Exhibits

          2.1 Agreement and Plan of Merger, dated as of November 15, 1999 (incorporated by reference to Exhibit 2 to East Texas's Current Report on Form 8-K filed with the SEC on November 18, 1999).

          2.2 Amendment to Agreement and Plan of Merger, dated as of April 25, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 EAST TEXAS FINANCIAL SERVICES, INC.



Date:     July 14, 2000              By: /s/ Gerald W. Free
                                         -------------------------
                                         Gerald W. Free
                                         Vice Chairman, President and CEO